SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2001
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                       SAVVIS COMMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                     0-29375                 43-1809960
             --------                     -------                 ----------
  (State or Other Jurisdiction        (Commission File           (IRS Employer
of Incorporation or Organization)          Number)           Identification No.)


       12851 Worldgate Drive, Herndon, Va                            20170
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     (Address of Principal Executive Office)                       (Zip Code)


       Registrant's telephone number, including area code: (703) 234-8000
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

                  On February 1, 2001, a creditor of Bridge Information Systems, Inc., a Missouri corporation and one of the registrant's principal stockholders ("Bridge"), filed an involuntary petition against Bridge under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court (the "Bankruptcy Court") for the District of Missouri. Bridge accounted for approximately 80% of SAVVIS' revenue for the nine months ended September 30, 2000. Bridge has advised the registrant that it is considering its options.

                  A copy of the press release, dated February 2, 2001, relating to the filing of the petition with the Bankruptcy Court is attached to this Current Report on Form 8-K as exhibit 99.1.

ITEM 7.           FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION  AND
                  EXHIBITS

                  (c) Exhibits.

                  99.1     Press Release dated February 2, 2001.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            SAVVIS COMMUNICATIONS CORPORATION



Date: February 2, 2001                      By:  /s/ Steven M. Gallant
                                                 -----------------------
                                                 Name: Steven M. Gallant
                                                 Title: General Counsel



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                                  EXHIBIT INDEX
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Exhibit No.              Description
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99.1                     Press Release dated February 2, 2001.